Exhibit 99.1

Bakkt Announces Pricing of $48.125 Million Registered Direct Offering

February 27, 2026

NEW YORK, NY--(BUSINESS WIRE)— Bakkt, Inc. (“Bakkt” or the “Company”) (NYSE: BKKT) today announced the pricing of a registered direct offering of 3,024,799 shares of Class A common stock and pre-funded warrants to purchase up to 2,475,201 shares of Class A common stock at a price of $8.75 per share and $8.7499 per pre-funded warrant, which represents the per share price of each share of Class A common stock less the $0.0001 per share exercise price for each pre-funded warrant. The offering to a single institutional investor is expected to close on or around March 2, 2026, subject to customary closing conditions. The gross proceeds from the offering, before deducting placement agent fees and other estimated offering expenses, are expected to be $48.125 million. Bakkt intends to use the net proceeds from the offering for working capital, general corporate purposes and strategic initiatives.

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is acting as sole placement agent for the offering.

The offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-288361) declared effective by the Securities and Exchange Commission (the “SEC”) on July 3, 2025. A final prospectus supplement relating to the offering will be filed with the Securities and Exchange Commission, together with an accompanying base prospectus. The securities have been offered only by means of a written prospectus forming a part of the effective registration statement. Copies of the final prospectus supplement relating to the offering, together with the accompanying base prospectus, may be obtained, when available, from the SEC’s website at http://www.sec.gov and from Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, Attention: Prospectus Department, 3 Columbus Circle, 24th Floor, New York, NY 10019, or by email at capitalmarkets@cohencm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein. Bakkt will not, and has been advised by the placement agent that they and their affiliates will not, sell any of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Bakkt

Founded in 2018, Bakkt is building the backbone of next-generation financial infrastructure. The Company provides solutions that enable institutional participation in the digital asset economy — spanning Bitcoin, tokenization, stablecoin payments, and AI-driven finance. With the scale, security, and regulatory compliance demanded by global institutions, Bakkt is positioned at the center of a generational transformation in what money is, how it moves, and how markets operate.

Bakkt is headquartered in New York, NY.

For investor and media inquiries, please contact:

Investor Relations

Yujia Zhai

Orange Group

yujia@orangegroupadvisors.com

Media

Luna PR

bakkt@lunapr.io

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the offering. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to complete this offering; its ability to grow and manage growth profitably; the Company’s ability to complete its acquisition of Distributed Technologies Research Global Ltd. (“DTR”); whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for digital assets and digital stablecoin payments; changes in the Company’s business strategy; the Company’s adoption of the updated investment policy (“Investment Policy”) as described in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2025 (the “June 10, 2025 8-K”), including its ability to successfully consummate acquisitions, integrate or manage investments in potential acquisition targets and investees; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s Investment Policy and related treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy and related treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company’s ability to raise capital and investments in it, including by its Chief Executive Officer; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the digital asset, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding digital assets, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and digital assets; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the possibility, as a result of the Company’s lack of control over DTR, that DTR will not continue to make available, support or develop technology currently licensed pursuant to the existing commercial agreement with DTR; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, and the risks regarding the Company’s adoption of its Investment Policy set forth in Exhibit 99.1 to the June 10, 2025 8-K.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release.